UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 9, 2011 (Date of earliest event reported)

Banyan Rail Services Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

2255 Glades Road, Suite 342-W, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

561-443-5300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2010, Banyan Rail Services Inc. (the “Company”) filed an amendment to its certificate of incorporation effectuating a one-for-ten reverse split of the Company’s common stock. The amendment inadvertently failed to make clear that the Company’s authorized common stock was reduced by the split from 75,000,000 to 7,500,000 shares. On March 9, 2011, the Company filed a certificate of correction to the amendment to its certificate of incorporation to correct this matter. The foregoing description of the certificate of correction is not complete and is qualified in its entirety by reference to the full and complete terms of the certificate of correction, which is attached to this current report as Exhibit 3.1.

Item 9.01.       Financial Statements and Exhibits.

(d)      Exhibits.

3.1     Certificate of Correction to Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Rail Services Inc.

By:	/s/ C. Lawrence Rutstein
Name:	C. Lawrence Rutstein
Title:	Vice President of Administration and Secretary

Dated:  March 14, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Correction to Amendment of Certificate of Incorporation